UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2003


                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

               0-16002                               95-3768341
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      (Commission File Number)            (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      On September 29, 2003, the Company received a copy of an Order Directing Private Investigation that had been issued by the Securities and Exchange Commission on September 23, 2003. The Company had previously announced that in July 2003 a search warrant and related subpoena had been issued by the United States District Court for the Southern District of California in connection with its advertising services. The Company believes that the SEC investigation involves the same or related matters and intends fully to cooperate with the staff of the SEC.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADVANCED MARKETING SERVICES, INC.
                                      (Registrant)


        September 29, 2003          By:  /S/ MICHAEL M. NICITA
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               Date                      Michael M. Nicita
                                         President and Chief Executive Officer